Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Balance Sheets
Fixed maturity securities available-for-sale, amortized cost (in dollars)	$ 94,986	$ 106,729
Equity securities available-for-sale, cost (in dollars)	$ 6,901	$ 6,144
Common stock, par value (in dollars per share)	$ 20	$ 20
Common stock, shares authorized	100,000	100,000
Common stock, shares issued	100,000	100,000
Common stock, shares outstanding	100,000	100,000